UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 9, 2015
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MCG Capital Corporation
(Exact Name of Registrant as Specified in Charter)
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Delaware	0-33377	54-1889518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 19th Street North, 10th Floor, Arlington, VA	22209
(Address of Principal Executive Offices)	(Zip Code)
(703) 247-7500
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
On February 9, 2015, MCG Capital Corporation, a Delaware corporation, issued a press release announcing the initiation of a strategic review. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01.   Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description

99.1	Press Release of MCG Capital Corporation issued on February 9, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCG CAPITAL CORPORATION

Date:	February 9, 2015	By:	/s/ Beverly Jane Alley
Beverly Jane Alley
Chief Financial Officer